                             LETTER OF TRANSMITTAL

                           TELE-COMMUNICATIONS, INC.

                             OFFER TO EXCHANGE ITS
              9.55% SENIOR NOTES, SERIES A DUE DECEMBER 15, 2001,
               8.67% SENIOR NOTES, SERIES B DUE AUGUST 31, 2002,
               8.85% SENIOR NOTES, SERIES C DUE AUGUST 31, 2002,
            9.82% SENIOR NOTES, SERIES D DUE SEPTEMBER 30, 1997 AND
              10.25% SENIOR NOTES, SERIES E DUE SEPTEMBER 30, 2000
                                 ("NEW NOTES")
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
              9.55% SENIOR NOTES, SERIES A DUE DECEMBER 15, 2001,
               8.67% SENIOR NOTES, SERIES B DUE AUGUST 31, 2002,
               8.85% SENIOR NOTES, SERIES C DUE AUGUST 31, 2002,
            9.82% SENIOR NOTES, SERIES D DUE SEPTEMBER 30, 1997 AND
              10.25% SENIOR NOTES, SERIES E DUE SEPTEMBER 30, 2000
                               ("EXISTING NOTES")
                 PURSUANT TO THE PROSPECTUS, DATED JUNE 1, 1994
   THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
           JUNE 28, 1994 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

                   TO:  THE BANK OF NEW YORK, EXCHANGE AGENT

         BY MAIL:                                         BY HAND OR OVERNIGHT DELIVERY:
   The Bank of New York                                        The Bank of New York
101 Barclay Street (7 East)                                     101 Barclay Street
  Reorganization Section                                           Lobby Level
 New York, New York  10286                               Corporate Trust Services Window
 Attention:  Enrique Lopez                                  New York, New York  10286
                                                            Attention:  Enrique Lopez

                                 BY FACSIMILE:
                                 (212) 571-3080
                             CONFIRM BY TELEPHONE:
                                 (212) 815-2742

 DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
                 ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
                      PLEASE READ THIS ENTIRE LETTER OF
                         TRANSMITTAL CAREFULLY BEFORE
                           COMPLETING ANY BOX BELOW
                     -----------------------------------

         List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the series, certificates numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------------------------------------
  DESCRIPTION OF EXISTING NOTES                   (1)              (2)              (3)             (4)
--------------------------------------------------------------------------------------------------------------
                                                                                                OUTSTANDING
                                                                                                 PRINCIPAL
                                                                                                 AMOUNT OF
                                                                                OUTSTANDING       EXISTING
                                                                                 PRINCIPAL         NOTES
  NAME(S) AND ADDRESS(ES) OF REGISTERED        SERIES OF                         AMOUNT OF        TENDERED
  HOLDER(S)                                    EXISTING        CERTIFICATE       EXISTING      (IF LESS THAN
        (PLEASE FILL IN, IF BLANK)               NOTES          NUMBER(S)          NOTES           ALL)*
--------------------------------------------------------------------------------------------------------------

                                             -----------------------------------------------------------------

                                             -----------------------------------------------------------------

                                             -----------------------------------------------------------------

                                             -----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  *   Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes.  The outstanding principal amount of Existing Notes tendered hereby must be
  $100,000 or an integral multiple thereof.  See Instruction 2.
--------------------------------------------------------------------------------------------------------------

         The undersigned acknowledges that he/she has received and reviewed the Prospectus, dated June 1, 1994 (the "Prospectus"), of Tele-Communications, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $5,000,000 aggregate principal amount of 9.55% Senior Notes, Series A due December 15, 2001 (the "New Series A Notes"), up to $26,500,000 aggregate principal amount of 8.67% Senior Notes, Series B due August 31, 2002 (the "New Series B Notes"), up to $36,000,000 aggregate principal amount of 8.85% Senior Notes, Series C due August 31, 2002 (the "New Series C Notes"), up to $32,000,000 aggregate principal amount of 9.82% Senior Notes, Series D due September 30, 1997 (the "New Series D Notes") and up to $20,000,000 aggregate principal amount of 10.25% Senior Notes, Series E due September 30, 2000 (the "New Series E Notes," and together with the New Series A Notes, New Series B Notes, New Series C Notes and New Series D Notes, the "New Notes") of the Company for a like principal amount of the Company's issued and outstanding 9.55% Senior Notes, Series A due December 15, 2001 (the "Existing Series A Notes"), 8.67% Senior Notes, Series B due August 31, 2002 (the "Existing Series B Notes"), 8.85% Senior Notes, Series C due August 31, 2002 (the "Existing Series C Notes"), 9.82% Senior Notes, Series D due December 30, 1997 (the "Existing Series D Notes") and 10.25% Senior Notes, Series E, due September 30, 2000 (the "Existing Series E Notes," and together with the Existing Series A Notes, Existing Series B Notes, Existing Series C Notes and Existing Series D Notes, the "Existing Notes"), respectively, from the holders thereof.

         The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

/ / CHECK HERE IF EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:


Name of Registered Holder(s)
                            --------------------------------------------------
Window Ticket Number (if any)
                             -------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                  ----------------------------
Name of Eligible Institution that Guaranteed Delivery
                                                     -------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby.

         The undersigned also acknowledges that the New Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not participating, and has no arrangement with any person to participate, in the distribution of such New Notes.

         The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder is not participating, and has no arrangements with any person to participate, in the distribution of such New Notes, and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Company, or if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         All authority conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

         The undersigned understands that if its Existing Notes are accepted for exchange, such holder will not receive accrued interest (other than Contingent Interest, as such term is defined in the Prospectus) on the date of exchange. Instead, interest (other than Contingent Interest) accruing from June 15, 1994 through the Expiration Date on Existing Series A Notes accepted for exchange will be payable on the New Series A Notes issued in exchange therefor on December 15, 1994, interest (other than Contingent Interest) accruing from January 31, 1994 through the Expiration Date on Existing Series B and Existing Series C Notes accepted for exchange will be payable on the New Series B Notes and the New Series C Notes, respectively, issued in exchange therefor on July 31, 1994, and interest (other than Contingent Interest) accruing from March 30, 1994 through the Expiration Date on Existing Series D and Existing Series E Notes accepted for exchange will be payable on the New Series D Notes and the New Series E Notes, respectively, issued in exchange therefor on September 30, 1994. The amount of Contingent Interest that has accrued on Existing Notes accepted for exchange will be payable to the tendering holder on the Issue Date of the New Notes issued in exchange thereof.

         The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

         Unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Existing Notes."

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

         To be completed ONLY if certificates for Existing Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Existing Notes" on this Letter above.



Mail:  New Notes and/or Existing Notes to:


Name(s): . . . . . . . . . . . . . . . . . . . . . . . . . . .
                          (PLEASE TYPE OR PRINT)

          . . . . . . . . . . . . . . . . . . . . . . . . . . .
                          (PLEASE TYPE OR PRINT)

Address:  . . . . . . . . . . . . . . . . . . . . . . . . . . .

          . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                                     (ZIP CODE)


     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)


Dated: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


X . . . . . . . . . . . . . . . . . . .    . . . . . . . . . . . . . . . . . .

X . . . . . . . . . . . . . . . . . . .    . . . . . . . . . . . . . . . . . .
SIGNATURE(S) OF OWNER(S)                   DATE

        Area Code and Telephone Number  . . . . . . . . . . . . . . . .

     If a holder is tendering any Existing Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                   (PLEASE TYPE OR PRINT)

Capacity: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


Address:  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                    (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution: . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                   (AUTHORIZED SIGNATURE)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                          (TITLE)

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                       (NAME AND FIRM)

Dated: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.   DELIVERY OF THIS LETTER AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE.

     This Letter is to be used to forward, and must accompany, all certificates representing Existing Notes tendered pursuant to the Exchange Offer. Certificates representing the Existing Notes in proper form for transfer as well as a properly completed and duly executed copy of this Letter (or a manually signed facsimile hereof) and all other documents required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in the outstanding principal amount of $100,000 or an integral multiple thereof.

     Tendering holders of Existing Series D Notes must make a notation on the schedule attached to each such Existing Series D Note of all principal payments previously made thereon and of the date to which interest thereon has been paid.

     If a holder desires to tender Existing Notes and such holder's Existing Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Existing Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder may tender its Existing Notes pursuant to the guaranteed delivery procedures set forth in the "Exchange Offer -- Procedures For Tendering Existing Notes" section of the Prospectus. Pursuant to such procedures,

               (i) such tender must be made by or through an Eligible Institution (as defined below);

               (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of such Existing Notes, the series and serial number of such Existing Notes and the principal amount of Existing Notes tendered and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, a duly executed Letter of Transmittal or facsimile thereof, together with the Existing Notes and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

               (iii) this Letter, or a facsimile hereof, and Existing Notes in proper form for transfer and all other required documents must be received by the Exchange Agent within five New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely deliver.

     See "The Exchange Offer" section in the Prospectus.

2.   PARTIAL TENDERS.

     Partial tenders of Existing Notes may be made only if (i) the outstanding principal amount tendered is equal to $100,000 or an integral multiple thereof and (ii) the remaining untendered portion of such Existing Notes is in the outstanding principal amount of $100,000 or an integral multiple thereof. If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the principal amount of Existing Notes in the box entitled "Description of Existing Notes -- Principal Amount of Existing Notes Tendered." A reissued certificate representing the balance of the nontendered Existing Notes will be sent to such tendering holder, unless otherwise provided in the box entitled "Special Delivery Instructions" in this Letter, promptly after the Expiration Date. All of the Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.


3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     Only the registered holder of an Existing Note may tender such Existing
Note in the Exchange Offer. New Notes will not be issued in the name of a person other than that of the registered holder of the Existing Notes appearing in the box entitled "Description of Existing Notes" in this Letter. Any beneficial holder whose Existing Notes are registered in the name of a nominee and that wishes to tender should contact such registered holder promptly and instruct such registered holder to tender on its behalf. If such beneficial holder wishes to tender on his own behalf, the beneficial holder must, prior to completing and executing this Letter and delivering such Existing Notes, make appropriate arrangements to register ownership of such Existing Notes in such holder's name by contacting the Exchange Agent.

     The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant thereto are tendered by a registered holder of the Existing Notes who has not completed the box entitled "Special Delivery Instructions" in this Letter. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States or by such other Eligible Guarantor Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended (collectively, "Eligible Institutions").


4.   SPECIAL DELIVERY INSTRUCTIONS.

     Tendering holders of Existing Notes should indicate in the box entitled "Special Delivery Instructions" the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Notes not exchanged are to be sent, if different from the name or address of the person signing this Letter. If no such instructions are given, any New Notes will be delivered to the address of the person signing this Letter and any Existing Notes not exchanged will be returned to the address of the person signing this Letter.

5.   BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

     Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Waiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.


6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to any person other than the registered holder of the Existing Notes tendered hereby or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter.

7.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.


8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.   INADEQUATE SPACE.

     If the space provided herein is inadequate, the aggregate principal amount of each series of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.


10.  MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

     Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


11.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                    PAYOR'S NAME:  TELE-COMMUNICATIONS, INC.



  SUBSTITUTE                       PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT    TIN:------------------------
                                   AND CERTIFY BY SIGNING AND DATING BELOW.                     SOCIAL SECURITY NUMBER OR
  FORM W-9                                                                                   EMPLOYER IDENTIFICATION NUMBER
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE         PART 2 -- TIN Applied For / /

                                   CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
  PAYOR'S REQUEST FOR
  TAXPAYER                         (1)  the number shown on this form is my correct Taxpayer Identification Number (or I am
  IDENTIFICATION NUMBER                 waiting for a number to be issued to me).
  ("TIN") AND
  CERTIFICATION                    (2)  I am not subject to backup withholding either because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                        "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                   (3)  any other information provided in this form is true and correct.

                                   SIGNATURE . . . . . . . . . . . . . . . . . . . . . .  DATE . . . . . . . . . . . . . . .

  You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or
  (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

  -----------------------------------------         --------------------------
                 SIGNATURE                                     DATE





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